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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               September 6, 2000

              Prudential Securities Secured Financing Corporation
              ---------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



    Delaware                        333-37256               13-3526694
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    (State or Other Jurisdiction   (Commission           (I.R.S. Employer
    of Incorporation)              File Number)          Identification No.)

    One New York Plaza
    New York, New York                                         10292
    -------------------------------------------------------------------
    (Address of Principal                                    (Zip Code)
    Executive Offices)

    Registrant's telephone number, including area code:  (212) 778-1000

                                   No Change
               ------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



     Item 5. Other Events
             ------------

     In connection with the offering of C-Bass Mortgage Loan Asset-Backed Certificates, Series 2000-CB3, certain "Structural Term Sheets", "Collateral Term Sheets" and "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Marketing Materials").

     The Marketing Materials are filed on Form SE dated September 7, 2000 and supercede any prior Marketing Materials which may have been previously flied with the Securities and Exchange Commission.

     Item 7. Financial Statements; Pro Forma Financial Information and
             Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

           99.1  Marketing Materials filed on Form SE dated September 7, 2000.



                                  SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PRUDENTIAL SECURITIES SECURED
                                   FINANCING CORPORATION



                                   By: /s/ Peter Cerwin
                                       ------------------------
                                       Name:  Peter Cerwin
                                       Title: Vice President

Dated:  September 7, 2000



                                 EXHIBIT INDEX

Exhibit No.         Description
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99.1                Related Marketing Materials (as defined in Item 5 above).